UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 14, 2017

Date of Report (date of earliest event reported)

Cutera, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3240 Bayshore Blvd.

Brisbane, California 94005

(Address of principal executive offices)

(415) 657-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

Cutera, Inc. (the “Company” or “Cutera”) held its Annual Meeting of Stockholders on June 14, 2017 (the “Annual Meeting”). As of April 17, 2017, the record date of the Annual Meeting, 13,844,338 shares of our common stock were outstanding and entitled to vote at the Annual Meeting. A total of 12,118,333 shares, or approximately 87.5%, of our common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

Cutera’s stockholders voted on six proposals at the Annual Meeting. The final results of the votes regarding each proposal are set forth below.

Proposal One – Approval of the Second Amended and Restated Certificate of Incorporation to Declassify the Board of Directors. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,757,305	536,283	3,605	1,821,140

Proposal Two – Election of Directors. The following nominees were elected as Class I directors to serve for three-year terms expiring at the 2020 Annual Meeting of Stockholders based on the following votes:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Mr. David A. Gollnick	9,921,826	375,367	1,821,140
Mr. James A. Resinstein	9,391,697	905,496	1,821,140
Mr. Clint H. Severson	8,610,563	1,686,630	1,821,140

Proposal Three –Ratification of BDO USA, LLP as our Independent Registered Public Accounting Firm. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,112,359	4,239	1,735	—

Proposal Four – Approval of the Amended and Restated 2004 Equity Incentive Plan. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
7,736,340	2,555,248	5,605	1,821,140

Proposal Five – Non-Binding Advisory Vote on the Compensation of our Named Executive Officers. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,036,661	252,139	8,393	1,821,140

Proposal Six – Non-binding Advisory Vote on the “Say-on-Pay Frequency” Proposal Regarding the Frequency of Stockholder Advisory Votes on the Compensation of Named Executive Officers. The annual frequency was approved on an advisory basis. In light of this vote, the Company will include an advisory, non-binding vote on executive compensation in its proxy materials pursuant to Section 14A of the Securities Exchange Act of 1934 on an annual basis until the next advisory vote on the frequency of advisory votes on executive compensation, which will occur no later than the Company's 2023 Annual Meeting of Shareholders. The results of the voting were as follows:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstain	Broker Non-Votes
7,543,314	16,588	2,122,150	4,797	2,431,484

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cutera, Inc.

Date: June 14, 2017	By:	/s/ James A. Reinstein
James A. Resinstein
President and Chief Executive Officer